UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2004

ALIGN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 470-1000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On February 10, 2004, Align Technology, Inc. (Align) announced the conclusion of legal arbitration proceedings initiated by Discus Dental Impressions (Discus). Under the final arbitration award, Discus is entitled to a judgment in the amount of $1.00 and reasonable attorney fees and costs in the amount of $2.1 million. In reaching their decision, the arbitrators found that Align’s termination of its marketing agreement with Discus in April of 2002 was wrongful. Because the final decision of the arbitrators has been issued prior to the filing of the Align’s Form 10-K for fiscal 2003, Align will include a charge relating to the final arbitration award in its 2003 financial statements in accordance with GAAP. The updated 2003 financial statements for Align’s fourth quarter and full fiscal year ended December 31, 2003 are attached hereto as Exhibit 99.1.

Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference in filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Updated financial results for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003 reflecting the results of the Discus arbitration.

99.2	Press Release, dated February 10, 2004, for Align Technology, Inc. announcing the conclusion of the Discus arbitration and including Align’s updated financial results for its fourth quarter and full fiscal year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12. Results of Operations and Financial Condition

On February 10, 2004, Align Technology, Inc. (Align) announced the conclusion of legal arbitration proceedings initiated by Discus Dental Impressions (Discus). Under the final arbitration award, Discus is entitled to a judgment in the amount of $1.00 and reasonable attorney fees and costs in the amount of $2.1 million. In reaching their decision, the arbitrators found that Align’s termination of its marketing agreement with Discus in April of 2002 was wrongful. Because the final decision of the arbitrators has been issued prior to the filing of the Align’s Form 10-K for fiscal 2003, Align will include a charge relating to the final arbitration award in its 2003 financial statements in accordance with GAAP and has attached to the press release updated 2003 financial statements for Align’s fourth quarter and full fiscal year ended December 31, 2003.

A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. Align has made reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The information contained in this Item 12 and in Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed be incorporated by reference into any filing of Align, whether made before of after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	ALIGN TECHNOLOGY, INC.

	By:	/s/ Eldon M. Bullington
Eldon M. Bullington
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Updated financial results for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003 reflecting the results of the Discus arbitration.

99.2	Press Release, dated February 10, 2004, for Align Technology, Inc. announcing the conclusion of the Discus arbitration and including Align’s updated financial results for its fourth quarter and full fiscal year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).